                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 14, 2002
                                (DATE OF REPORT)



                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        PENNSYLVANIA                   1-11071                   23-2668356
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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UGI Corporation                                                       Form 8-K
Page 2                                                         August 14, 2002


ITEM 9.    REGULATION FD DISCLOSURE

     On August 14, 2002, UGI Corporation Chairman, President and Chief Executive Officer, Lon R. Greenberg, and UGI Corporation Vice President - Finance and Chief Financial Officer, Anthony J. Mendicino, by certification statement to the U.S. Securities and Exchange Commission (SEC), affirmed the material accuracy of the Company's Form 10-K report for 2001; Form 10-Q reports for the first, second and third quarters of 2002; the Company's 2002 proxy statement to shareholders and other recent SEC filings. These actions are in response to a June 27, 2002, order by the SEC requiring the principal executive and financial officers of approximately 950 companies to certify the material accuracy of their company's financial reports.




                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                   UGI CORPORATION
                                                   (REGISTRANT)



                                                   By:  /s/ Robert W. Krick
                                                        ------------------------
                                                        Robert W. Krick
                                                        Treasurer

Date:  August 14, 2002